UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 30, 2022 (September 27, 2022)

COJAX OIL AND GAS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	333-257331	46-1892622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Wilson Boulevard Suite E-605 Arlington, Virginia 22201
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(703) 216-8606
N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.Changes in Registrant’s Certifying Accountant

Effective as of September 27, 2022, CoJax Oil and Gas Corporation, a Virginia corporation (the “Company”), dismissed Haynie & Company PC (“Haynie”) as the independent registered public accounting firm engaged to audit the Company’s financial statements.  Haynie’s dismissal was approved by the Company’s board of directors (“Board”) as of such date.

Haynie had served as the Company’s independent auditor since January 2019.  Haynie’s reports on the Company’s financial statements for the fiscal years ended December 2021 and 2020 did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports included explanatory paragraphs with respect to the Company’s ability, in light of its accumulated losses and negative cash flows from operations, to continue as a going concern.

During the fiscal years ended December 31, 2021, and 2020, and through September 29, 2022, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Haynie on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Haynie’s satisfaction, would have caused Haynie to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Haynie with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Haynie provide a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures.  A copy of Haynie’s letter, dated September 29, 2022, is filed herewith as Exhibit 16.1.

Effective September 30, 2022, the Company engaged Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

During the fiscal years ended December 31, 2021, and 2020, and through September 30, 2022, neither the Company nor anyone on its behalf has consulted with Sadler Gibb regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided, nor oral advice was provided to the Company that Sadler Gibb concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

16.1	Letter from Haynie & Company LLP to the Securities and Exchange Commission, dated September 29, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 30, 2022

COJAX OIL AND GAS CORPORATION

By: /s/ Jeffrey J. Guzy

Jeffrey J. Guzy

Title: Chief Executive Officer